SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. |_|)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the Appropriate Box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12


                (Name of Registrant as Specified in Its Charter)

                          DALECO RESOURCES CORPORATION
                          ----------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed

                          DALECO RESOURCES CORPORATION
                           17 Wilmont Mews, 5th Floor
                        West Chester, Pennsylvania 19382

                                 PROXY STATEMENT

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 7, 2007

      This PROXY STATEMENT is furnished to the holders of Common Stock ("Shareholder" or "Shareholders") of Daleco Resources Corporation (the "Company") in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on March 7, 2007, at the Sheraton Inn, 701 E. Lancaster Pike (Route 30), Frazer, Pennsylvania 19355, at 10:00 a.m. local time.

      The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to Shareholders is on or before February 12, 2007.

                             SHAREHOLDER PROPOSALS

      Shareholders desiring to present proposals, to include nominees to the Board of Directors, for consideration at the Company's next annual meeting of Shareholders must have their proposal received by the Company no later than September 30, 2007, to be considered for inclusion in the Company's Proxy Statement for the next annual meeting of the Shareholders. Should any proposal be submitted after September 30, 2007, it may be omitted by the Company from the proxy statement relating to that meeting. No Shareholder of the Company has submitted to the Company either a nominee for the Board of Directors of the Company or any other matter to be considered by the Shareholders at the Annual Meeting through the date of this Proxy Statement. Shareholder proposals must be submitted in writing to the attention of the Company's Secretary at the following address: Daleco Resources Corporation, Attention: Corporate Secretary, 17 Wilmont Mews, 5th Floor, West Chester, Pennsylvania 19382.

                                     VOTING

General

      The record date for determining the Shareholders entitled to vote at the Annual Meeting was January 16, 2007 ("Record Date"). On the Record Date, there were 42,354,676 shares of Common Stock issued, outstanding and entitled to vote ("Outstanding Shares"). The Outstanding Shares were held by approximately 1,200 Shareholders. The holders of the Company's Series B Preferred Stock are not entitled to vote at the Annual Meeting.

Quorum and Vote Required

      The presence, in person or by proxy, of A MAJORITY of the Outstanding Shares is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the Outstanding Shares represented in person or by proxy at the Annual Meeting is required to pass any matter put to a vote at the Annual Meeting.

      When voting by proxy, Shareholders should specify their election as to each matter to be voted upon. If no specific instructions are given with regard to the matter to be voted upon, the shares represented by a signed proxy card will be voted "FOR" that matter.

      Any Shareholder delivering a proxy has the power to revoke same at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

      With regard to the election of directors, votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld and abstentions will be excluded entirely from the vote and will have no effect other than for purposes of determining the presence of a quorum.

Broker Non-Votes

      Brokers who hold Outstanding Shares in street name for clients have the authority under the rules of the various stock exchanges to vote on certain issues when they have not received instructions from beneficial owners. The Company believes that brokers who do not receive instructions are entitled to vote those shares with respect to the election of directors but not with respect to the remaining proposals. Outstanding Shares not voted by brokers under such circumstances are referred to as "broker non-votes." Broker non-votes will not be counted as votes cast on a proposal other than the election of directors.

Householding

      Unless it has received contrary instructions, the Company will perpetually send a single copy of the annual report, proxy statement and notice of annual or special meeting to any household at which two or more Shareholders reside if the Company believes the Shareholders are members of the same family. Each Shareholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce the Company's expenses.

      If you would like to receive your own set of the Company's annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another Shareholder and together both of you would like to receive only a single set of the Company's annual disclosure documents, follow these instructions:

      If your shares are registered in your own name, please contact our transfer agent and inform them of your request to revoke or institute householding by calling them (610) 649-7300, or writing to them at StockTrans, 44 West Lancaster Avenue, Ardmore, Pennsylvania 19003. Within 30 days of your revocation, the Company will send individual documents. If a bank or other nominee holds your shares, please contract your bank, broker or other nominee directly.

Proxy

      Execution of the accompanying proxy will not affect a Shareholder's right to attend the meeting and vote in person. Any Shareholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company, by delivering a subsequently executed proxy card bearing a later date or by voting in person at the Annual Meeting prior to the proxy being voted.

Proxy Solicitation

      In addition to soliciting proxies through the mail, the Company's directors, officers and employees may solicit proxies in person, by telephone or the Internet. Brokerage firms, nominees, custodians, and fiduciaries may also be requested to forward proxy materials to the beneficial owners of Outstanding Shares held of record by them. All expenses incurred in connection with the Annual Meeting will be borne by the Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth information, as of January 16, 2007, regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock, as set forth on such person's filings with the Securities and Exchange Commission ("SEC") and the records of the Company.

                                        AMOUNT OF     PERCENT
                                       BENEFICIAL    OF CLASS
CLASS OF                                OWNERSHIP       (%)
  STOCK      PRINCIPAL SHAREHOLDER      (SHARES)        (2)
--------   -------------------------   ----------    --------
 Common    Terra Silex Holdings, LLC   4,063,338(1)    7.01%

(1)   The 4,063,338 shares owned by Terra Silex Holdings, LLC, consist of:

      (a)   300,200 shares held by Mr. Alfonso Knoll;

      (b)   1,514,788 shares owned by Terra Silex Holdings, LLC;

      (c)   1,498,350 shares owned by two members of Terra Silex Holdings, LLC;

      (d) a warrant for 250,000 shares at $1.25 per share which expires on September 16, 2007;

      (e) warrants for 250,000 shares at $1.00 per share expiring on September 16, 2007 ("Participation Warrants"); and

      (f) warrants for 250,000 shares at $2.00 per share expiring on September 16, 2008 ("Contingent Warrants"). The Contingent Warrants are exercisable only if the holder has timely exercised the Participation Warrants.

(2) Applicable percentage ownership is based on 42,354,676 shares of Common Stock outstanding as of January 16, 2007, plus all securities exercisable or convertible into shares of Common Stock within 60 days of January 16, 2007, consisting of: (i) options and warrants for 14,422,305; and (ii) shares to be issued upon the exchange by the holders of 145,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share, or 1,160,000 shares; or 57,936,981 shares of Common Stock on a fully diluted basis.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

      The following table sets forth information as of January 16, 2007, regarding the Security Ownership of Members of the Board of Directors and Management of the Company:

                                                     AMOUNT OF                        PERCENT
                                                    BENEFICIAL     PERCENTAGE OF     OF STOCK
CLASS OF           NAME, AGE AND POSITION            OWNERSHIP      COMMON STOCK       CLASS
 STOCK                WITH THE COMPANY               (SHARES)    EQUIVALENT(%)(12)    (%)(13)
--------   --------------------------------------   ----------   -----------------   --------
 Common    Dov Amir (82) (1)                         2,293,696          5.33%          3.96%
           Director
 Common    Stephan V. Benediktson (73) (2)           1,600,000          3.74%          2.76%
           Chairman of the Board of Directors
           Director and Chief Executive Officer
 Common    Richard. W. Blackstone (49) (3)             200,000          0.47%          0.35%
           Secretary
 Common    Lord Gilbert [John] (78) (4)                550,000          1.29%          0.95%
           Director
 Common    David L. Matz (58) (5)                      300,000          0.70%          0.52%
           Vice President-Oil & Gas
 Common    Charles T. Maxwell (75) (6)                 200,000          0.47%          0.35%
           Director
 Common    Gary J. Novinskie (56) (7)                1,822,474          4.23%          3.15%
           President, Chief Operating Officer
           and Chief Financial Officer
 Common    William Pipkin (53) (8)                     200,000          0.47%          0.35%
           Director
 Common    Richard A. Thibault (51) (9)                550,000          1.28%          0.95%
           Vice President-Minerals
 Common    Nathan K. Trynin (76) (10)                1,400,000          3.27%          2.42%
           Vice Chairman of the Board of
           Directors and Executive Vice-President
 Common    All Directors and Officers of the         9,116,170         19.73%         15.73%
           Company as a Group (11)

(1)   The stock ownership of Mr. Amir consists of:

      (a)   328,121 shares held by the Amir Family Trust;

      (b)   1,265,575 shares held by Mr. Amir;

      (c) options for 500,000 shares at an exercise price of $0.526 per share expiring on October 1, 2007; and

      (d) on September 19, 2006, the Board of Directors granted Mr. Amir an option for 200,000 shares of common stock at $0.75 per share expiring on September 18, 2009. This grant immediately vested Mr. Amir in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(2) The stock ownership of Mr. Benediktson consists of 1,200,000 shares owned by him directly, warrants for 100,000 shares at $1.00 per share expiring on September 16, 2007 ("Participation Warrants"), and warrants for 100,000 shares at $2.00 per share expiring on September 16, 2008 ("Contingent Warrants"). The Contingent Warrants are exercisable only if the holder has timely exercised the Participation Warrants. On September 19, 2006, Mr. Benediktson was granted options for 200,000 shares of common stock with an exercise price of $0.75 per share expiring on September 18, 2009. This grant immediately vested Mr. Benediktson in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(3) The common stock attributable to Mr. Blackstone consists of options to acquire 200,000 shares at an exercise price of $0.67 per share granted Mr. Blackstone in his employment contract dated October 4, 2006 (Effective Date"). The options shall not be exercisable after the earlier of: (i) the expiration of seven years from the Effective Date, or (ii) two years from the date Mr. Blackstone ceases to be employed by the Company. The options vest over three years, with 50% being vested on the first anniversary of the Effective Date, and 25% on each of the second and third anniversaries of the Effective Date.

(4) The common stock attributable to Lord Gilbert [John] consists of 50,000 shares owned by Lord Gilbert, an option to acquire 200,000 shares at an exercise price of $0.85 per share issued under the Company's Non-Qualified Independent Director Stock Option Plan, and 300,000 shares of Common Stock awarded to Lord Gilbert as compensation for serving on a Special Committee of the Board of Directors to identify and recruit new management and independent directors for the Company.

(5) The common stock attributable to Mr. Matz consists of options for 250,000 shares at $0.47 per share. The options shall not be exercisable after the earlier of: (i) the expiration of seven years from the Effective Date, or
      (ii) two years from the date Mr. Matz ceases to be employed by the Company. The options vest over three years, with 50% being vested on the first anniversary of the Effective Date, and 25% on each of the second and third anniversaries of the Effective Date. On September 19, 2006, the Board of Directors granted Mr. Matz an option for 50,000 shares of common stock at $0.75 per share expiring on September 18, 2009. This grant immediately vested Mr. Matz in an option for 25,000 shares of common stock, with an option for 12,500 of common stock vesting on the first anniversary of the award date and the remaining option for 12,500 shares of common stock vesting on the second anniversary of the award date.

(6) The Common Stock attributable to Mr. Maxwell consists of an option for 200,000 shares of Common Stock at an exercise price of $0.48 per share. The option was granted under the Company's Non-Qualified Independent Director Stock Option Plan. Mr. Maxwell will be fully vested in 100,000 of these shares after one year of service on the Board and 50,000 shares per year over the next two years of service on the Board.

(7) The stock ownership of Mr. Novinskie includes: ownership of 1,050,522 shares owned by him directly and 71,942 shares held by his wife and children. Mr. Novinskie received an option for 500,000 shares at an exercise price of $0.526 per share expiring on October 1, 2007. Mr. Novinskie disclaims beneficial ownership of the 71,942 shares owned by his wife and children. While Mr. Novinskie disclaims beneficial interest in the shares owned by his wife and children, these shares have been included in Mr. Novinskie's stock ownership for disclosure purposes only. On September 19, 2006, Mr. Novinskie was granted options for 200,000 shares of common stock with an exercise price of $0.75 per share expiring on September 18, 2009. This grant immediately vested Mr. Novinskie in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(8) The Common Stock attributable to Mr. Pipkin consists of an option for 200,000 shares of Common Stock at an exercise price of $0.43 per share. The option was granted under the Company's Non-Qualified Independent Director Stock Option Plan. Mr. Pipkin will be fully vested in 100,000 of these shares after one year of service on the Board and 50,000 shares pre year over the next two years of service on the Board.

(9) The common stock attributable to Mr. Thibault consists of an option for 500,000 shares of Common Stock at an exercise price of $0.48 per share. The options shall not be exercisable after the earlier of: (i) the expiration of seven years from the Effective Date, or (ii) two years from the date Mr. Thibault ceases to be employed by the Company. The options vest over three years, with 50% being vested on the first anniversary of the Effective Date, and 25% on each of the second and third anniversaries of the Effective Date. On September 19, 2006, the Board of Directors granted Mr. Thibault an option for 50,000 shares of common stock at $0.75 per share expiring on September 18, 2009. This grant immediately vested Mr. Thibault in an option for 25,000 shares of common stock, with an option for 12,500 shares of common stock vesting on the first anniversary of the award date and the remaining option for 12,500 shares of common stock vesting on the second anniversary of the award date.

(10) The stock ownership of Mr. Trynin consists of 400,000 shares owned by him directly and warrants for 100,000 shares at $1.00 per share expiring on September 16, 2007 ("Participation Warrants"), and warrants for 100,000 shares at $2.00 per share expiring on September 16, 2008 ("Contingent Warrants"). The Contingent Warrants are exercisable only if the holder has timely exercised the Participation Warrant. The above figures include 400,000 shares owned by his children's trust and 200,000 shares owned by Mr. Trynin's wife. Mr. Trynin disclaims beneficial ownership of the shares held in trust and by his wife. The shares held by Mr. Trynin's wife and children's trusts are included for disclosure purposes only. On September 19, 2006, Mr. Trying was granted options for 200,000 shares with an exercise price of $0.75 per share expiring on September 18, 2009 This grant immediately vested Mr. Trynin in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date..

(11) This group consists of 10 persons, six directors and four officers of the Company, Mr. Novinskie, Mr. Blackstone, Mr. Matz and Mr. Thibault, who are not Directors.

(12) Applicable percentage of ownership is based on 42,354,676 shares of common stock outstanding as of January 16, 2007, together with securities exercisable or convertible into shares of common stock within 60 days of January 16, 2007, by that director, and assuming that no other director or officer exercised his/her options and warrants. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Securities currently exercisable or convertible into shares of Common Stock within 60 days of January 16, 2007, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(13) Applicable percentage ownership is based on 42,354,676 shares of Common Stock outstanding as of January 16, 2007, plus all securities exercisable or convertible into shares of Common Stock within 60 days of January 16, 2007, consisting of: (i) options and warrants for 14,422,305; and (ii) shares to be issued upon the exchange by the holders of 145,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share, or 1,116,000 shares; or 57,936,981 shares of Common Stock on a fully diluted basis.

                      Committees of the Board of Directors

      Audit Committee: The following persons are currently serving as the Audit
Committee:

                            William Pipkin, Chairman

                                    Dov Amir

                                  Lord Gilbert

                               Charles T. Maxwell

            The Audit Committee met one time during Fiscal 2006. It also met on December 14, 2006 (Fiscal 2007), with the Company's independent registered accounting firm to discuss the Company's financial statements for the fiscal year ended September 30, 2006, and to discuss the efficacy of the Company's Accounting Disclosure and Controls. Each of the members of the Audit committee is independent and qualified, based on his education and experience, to serve on the Audit Committee. Lord Gilbert acts as the Audit Committee's financial expert and is qualified to do so. (See Business Experience, Election of Directors.)

            The Audit Committee has reviewed and discussed the audited financial statements with both Management and the Board of Directors as a whole and has recommended that the Company's audited financial statements for Fiscal year 2006 be included in the Company's Annual Report on Form 10-KSB.

            The Audit Committee has discussed with Vasquez & Company, LLP, the Company's Independent Registered Public Accounting Firm, Vasquez & Company, LLP's, independence and has received from Vasquez & Company, LLP, all assurances necessary to insure Vasquez & Company, LLP's, independence.

            The Board of Directors adopted an Audit Committee Charter, a copy of which is attached as Exhibit 3.7 to the Company's Annual Report on Form 10-KSB. A copy may be obtained from the Secretary of the Company upon written request by a Shareholder sent to the following address:

                                        Daleco Resources Corporation
                                        Attention:  Corporate Secretary
                                        17 Wilmont Mews, 5th Floor
                                        West Chester, PA 19382

            Each Member of the Audit Committee has affirmed to the Board of Directors and the Company that he has read the Audit Committee Charter and agrees to be bound by its guidelines.

            The Audit Committee recommended to the Board of Directors that Vasquez & Company, LLP, be retained as the Company's Independent Registered Public Accounting Firm for Fiscal year 2007, to include reviewing and approving the audit plans, reviewing the Company's quarterly filings on Form 10-QSB, reviewing and approving the Company's annual report on Form 10-KSB, and advising the Board and Audit Committee concerning the work of the Company's Independent Registered Public Accounting Firm. It is anticipated that Messrs. Lord Gilbert, Pipkin, Amir and Maxwell will be re-appointed to the Audit Committee at the meeting of the Board of Directors immediately following the Annual Meeting of Shareholders if they are re-elected as Directors by the Shareholders.

      Compensation Committee: The following persons are currently serving as the Compensation Committee:

                          Charles T. Maxwell, Chairman

                             Stephan V. Benediktson

                                Nathan K. Trynin

      There was one meeting of the Compensation Committee in Fiscal 2006. The Board of Directors handled all compensation matters. The Compensation Committee's responsibilities include the recommendation to the Board of Directors on the salaries and other compensation appropriate for the officers of the Company. The Company is not currently subject to the reporting and presentation requirements of the Executive Compensation and Related Person Compensation Schedule. The provisions of the Executive Compensation and Related Person Compensation Schedule, and other changes to the Company's Proxy, and report of Executive Officers' compensation will be applicable to the Company for its Fiscal year ending September 30, 2007, and thereafter.

      Executive Committee: The following persons are currently serving as the Executive Committee:

                        Stephan V. Benediktson, Chairman

                                    Dov Amir

                                Nathan K. Trynin

      The Executive Committee met on six occasions in Fiscal 2006.

Meetings of the Board of Directors

      During the Company's Fiscal year ended September 30, 2006, there were five meetings of the Board of Directors.

Section 16(a) Compliance

      Based solely upon a review of Forms 3 and 4 during the Fiscal year ending September 30, 2006, and the representations of each of the members of the Board of Directors and officers of the Company, there were no late filings of any member's or officer's Form 4. The Company received no Forms 5 filed by any party.

The current Executive Officers of the Company are as follows:

        NAME AND AGE                              OFFICE HELD
---------------------------   --------------------------------------------------
Stephan V. Benediktson (73)   Chairman of the Board of Directors and Chief
                              Executive Officer (1)

Nathan K. Trynin (76)         Vice Chairman of the Board of Directors and
                              Executive Vice President (1)

Gary J. Novinskie (56)        President, Chief Operating Officer and Chief
                              Financial Officer (2)

David L. Matz (58)            Vice President-Oil and Gas (3)

Richard A. Thibault  (51)     Vice President-Minerals (4)

Richard W. Blackstone (49)    Secretary (5)

(1) See "SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT" and "Election of Directors--Business Experience" for positions held, experience and stock ownership.

(2) Mr. Novinskie is the President, Chief Operating Officer and Chief Financial Officer of the Company. During his 36 year career, Mr. Novinskie has been involved in all aspects including exploration, development, production and financing of the natural resource industry. Mr. Novinskie was previously the Chief Operating Officer of Deven Resources, Inc., and assumed his current duties with Daleco in October 1996. Mr. Novinskie served as a Director of the Company from October 1996 through May 2005. Prior to his employment with Deven Resources, Inc., Mr. Novinskie was a Vice President of Broad Street Financial Company, a privately held holding company in Columbus, Ohio, for four years. Mr. Novinskie also served as a Director and the President of Omni Exploration, Inc., a public oil and gas company for seven years. Mr. Novinskie also held the position of Vice President in the Energy Lending Department of the Huntington National Bank, N.A., and held various engineering and supervisory positions during his ten year career with Amoco Production Company. Mr. Novinskie holds a B.S. degree from the Pennsylvania State University in Petroleum and National Gas Engineering and an M.B.A. degree in Banking and Finance from Case Western Reserve University.

(3) Mr. Matz joined the Company in January 2006 as its Vice President - Oil and Gas. During his 36 year career as a Registered Professional Petroleum Engineer, Mr. Matz has served as Project Manager for a coal bed methane horizontal drilling project in West Virginia and as Vice President of Equitable Production Company and Statoil Energy, managing each company's drilling and completion operations for the Appalachian Basin. He also held various engineering positions with Conoco during his eleven years with that firm. Mr. Matz is a graduate of Pennsylvania State University with a degree in Petroleum and Natural Gas Engineering.

(4) Mr. Thibault joined the Company in January 2006 as its Vice President - Minerals. For the past 28 years, Mr. Thibault has been involved in all aspects of mining, engineering and mine operations. He graduated with Honors in Mining Engineering from Queens University in Kingston, Canada. He is a registered professional engineer and a member of both the Canadian Institute of Mining, Metallurgy and Petroleum and the American Institute of Mining Engineers. Since 2000, Mr. Thibault has been the Principal Consultant of BGC-ABOT Ingerieria Ltda and has held various positions with mining companies throughout both North and South America as both an employee and consultant throughout his career.

(5) Mr. Blackstone joined the Company in October 2006 as its Secretary and Controller. During his 28-year career, Mr. Blackstone has been involved in all financial reporting and cash management aspects of businesses. Prior to joining Daleco, Mr. Blackstone served as Vice President - Chief Financial Officer of Broad Street Financial Company and Broad Street Energy Company, privately held companies in Columbus, Ohio. From 1986 to 1991, he held various positions to include being the Vice President, Chief Financial Officer and a Director of Omni Exploration, Inc., a publicly traded oil and gas company. Mr. Blackstone held various positions including that of Senior Accountant with Deloitte & Touche LLP. In addition to the foregoing, Mr. Blackstone's broad background includes accounting positions with companies involved in the insurance, franchise, fast food and coal extraction industries. Mr. Blackstone holds a BBA degree in accounting from Ohio University. He is a Certified Public Accountant, licensed in the State of Ohio.

                              ELECTION OF DIRECTORS

      The current Board of Directors consists of six directors who were elected to serve for a period of one year or until their successors are elected and qualified. The directors elected at the Annual Meeting, and who qualify to serve, will serve until their successors are elected at the Annual Meeting to be held in 2008. The Board of Directors is authorized to be comprised of a total of nine directors, but management is nominating only six persons for election to the Board of Directors.

      Under the terms of the Clean Age Minerals, Inc., Acquisition Agreement, the former shareholders of Clean Age Minerals, Inc. ("CAMI"), have the right to nominate two persons to stand for election as directors of the Company. No current member of the Board of Directors is a CAMI nominee.

      Under the provisions of the Terra Silex Stock Purchase Agreement, Terra Silex Holdings, LLC ("Terra Silex"), has the right to nominate one person to stand for election as a director of the Company. No current member of the Board of Directors is a Terra Silex nominee.

      Neither CAMI nor Terra Silex has nominated anyone to stand for election.

Required Vote

      The shares represented by the enclosed proxy will be voted at the Annual Meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the election of the nominees listed below. All six of the nominees are presently members of the Board of Directors. If any nominee becomes unavailable for any reason or if another vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted by the holders of such proxy in their sole discretion. The Board of Directors recommends that the Shareholders vote "FOR" the nominees.

                   SECURITY OWNERSHIP OF MANAGEMENT'S NOMINEES

                                                      AMOUNT OF                         PERCENT
                                                     BENEFICIAL      PERCENTAGE OF      OF STOCK
CLASS OF            NAME, AGE AND POSITION            OWNERSHIP      COMMON STOCK      CLASS (%)
 STOCK                 WITH THE COMPANY               (SHARES)    EQUIVALENT (%) (8)      (9)
--------   ---------------------------------------   ----------   ------------------   ---------
 Common    Dov Amir (82)                              2,293,696          5.33%             3.96%
           Director (1)
 Common    Stephen V. Benediktson (73)                1,600,000          3.74%             2.76%
           Chairman of the Board of Directors and
           Chief Executive  Officer (2)
 Common    Lord Gilbert [John] (78)                    550,000           1.29%             0.95%
           Director (3)
 Common    Charles T. Maxwell (75)                     200,000           0.47%             0.35%
           Director (4)
 Common    William Pipkin (53)                         200,000           0.47%             0.35%
           Director (5)
 Common    Nathan K. Trynin (76)                      1,400,000          3.27%             2.42%
           Vice Chairman of the Board of Directors
           and Executive
           Vice-President (6)
 Common    All Nominees of the                        6,243,696         12.85%            10.78%
           Company as a Group (7)

(1)   See footnote number 1 to "Security Ownership of Directors and Management."

(2)   See footnote number 2 to "Security Ownership of Directors and Management."

(3)   See footnote number 4 to "Security Ownership of Directors and Management."

(4)   See footnote number 6 to "Security Ownership of Directors and Management."

(5)   See footnote number 8 to "Security Ownership of Directors and Management."

(6)   See footnote number 10 to "Security Ownership of Directors and
      Management."

(7)   This group consists of six nominees to serve as directors of the Company.

(8) Applicable percentage of ownership is based on 42,354,676 shares of common stock outstanding as of January 16, 2007, together with securities exercisable or convertible into shares of common stock within 60 days of January 16, 2007, for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Securities currently exercisable or convertible into shares of Common Stock within 60 days of January 16, 2007, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(9) Applicable percentage ownership is based on 42,354,676 shares of Common Stock outstanding as of January 16, 2007, plus all securities exercisable or convertible into shares of Common Stock within 60 days of January 16, 2007, consisting of: (i) options and warrants for 14,422,305 shares; and
      (ii) shares to be issued upon the exchange by the holders of 145,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share, or 1,160,000 shares.; or 57,936,981 shares of Common Stock on a fully diluted basis.

Nominees

      Set forth below is certain information about each of the persons nominated by Management to be Directors of the Company including the name, age, principal occupation, business experience and length of service as a Director of the Company.

Business Experience

Dov Amir (82)

      Mr. Amir has been a member of the Board of Directors of the Company since 1978. Previously, Mr. Amir had served as the Chairman of the Board of Directors, the Chief Executive Officer and the President of the Company. Prior to joining the Company, Mr. Amir was involved in the development of natural resources and economic development projects in the United States, Africa, South America and Europe, both in the capacity of a corporate executive and as a consultant. Mr. Amir holds a B.S. degree in Petroleum Engineering, Cum Laude, and M.S. degree in Petroleum Engineering and Economics from the University of Southern California, as well as postgraduate courses in management and finance at USC and UCLA.

Stephan V. Benediktson (73)

      Mr. Benediktson is the Chairman of the Board of Directors and the Chief Executive Officer of the Company. Mr. Benediktson has been a Director of the Company since August 2005. He has extensive technical and managerial experience within the natural resource industry. He is a graduate of the University of Alberta where he received a degree in Engineering. During his 43 year career, he has held various positions with affiliates of Exxon in Canada, the United States, Australia, Indonesia and Saudi Arabia. Mr. Benediktson was involved in the Government of Canada's development plans and regulatory controls for the exploration of Canada's Beaufort Sea frontier energy plays. He held the position of Vice President of the Amerada Hess Corporation in which he managed the firm's activities in the United Arab Emirates and was later the Director General of Bridas in Argentina. Mr. Benediktson has either founded or co-founded several independent oil companies including Benson Petroleum Ltd., PetroSantander Inc. and Kroes Energy Inc. and has been instrumental in their management and corporate development. He was a charter director of the Society of Petroleum Engineers (SPE) in the United Arab Emirates and in Ottawa, Canada, and has served as the Honorary Consul of Iceland in Alberta.

Lord Gilbert [John] (78)

      Lord Gilbert has been a member of the Board of Directors of the Company since November 2003. Lord Gilbert served as U.K. Minister of State for Defense Procurement from 1997 to 1999, and is a member of the House of Lords and the Privy Council. He first entered Parliament in 1970 and served as Financial Secretary to the Treasury (1974-75), Minister for Transport (1975-76), and Minister of State for Defense (1976-79). During the Conservative government, he was Senior Opposition member of the Select Committees on Defense and Trade and Industry and the Committee on Intelligence & Security. A Chartered Accountant, Lord Gilbert was educated at St. John's College, Oxford, and New York University, where he earned a Ph.D. in International Economics. His early career included work with Price Waterhouse and Canadian Business Services, Toronto, and as Assistant Vice President, Business Development at the Bank of America International in New York. He is a Fellow of the Royal Geographic Society and a member of the Trilateral Commission, and he has served several companies on both sides of the Atlantic as an advisor and board member.

Charles T. Maxwell (75)

      Mr. Maxwell has been a member of the Board of Directors of the Company since January 2006. Mr. Maxwell was educated at Princeton University as an undergraduate, and Oxford University as a graduate. Mr. Maxwell entered the oil industry in 1957 and worked for Mobil Oil Company for 11 years in the United States, Europe, the Middle-east and Africa. His background has been in four traditional sectors of the industry - producing, refining, transportation, and marketing. In 1968, Mr. Maxwell joined a well-known Wall Street Firm as an oil analyst. In polls taken by Institutional Investor magazine, Mr. Maxwell was ranked by the US financial institutions as the No. 1 oil analyst for the years 1972, 1974, 1977 and 1981-1986. In addition, for the last 22 years, he has been an active member of an Oxford based organization comprised of OPEC and other industry executives from 30 countries who meet twice a year to discuss trends within the energy industry. Mr. Maxwell is currently affiliated with Weeden & Co., LLP, Greenwich, Connecticut.

William Pipkin (53)

      Mr. Pipkin has been a member of the Board of Directors of the Company since June 2005. Mr. Pipkin has a broad technology background with expertise in commercializing technology. Mr. Pipkin is a 1992 graduate of The Wharton School, University of Pennsylvania, earning a Masters in Business Administration in Finance and Entrepreneurship, Awarded Director's List. He received a Bachelors of Science, Analytical Chemistry, American Chemical Society certified, from Brigham Young University in 1978. In 1978 he did course work in alternating and direct current theory, design and construction of power supplies and semiconductor theory and application. Mr. Pipkin worked for Hewlett-Packard for 21 years commercializing new technology before joining the "start-up" world. His experience is international in scope, having worked in the United States and Asia as well as having consulted in the United States, Japan, China and Europe and for the United Nations. Mr. Pipkin has been involved in all aspects of business including sales, applications, support, research and development, manufacturing and marketing. Mr. Pipkin was one of the founders of 16/6, Inc. which was acquired by the Company in 1991. He previously served as the Chief Investment Officer and a member of the Board of Directors of Ostara Corporation resigning in April 2005.

Nathan K. Trynin (76)

      Mr. Trynin is the Vice Chairman of the Board of Directors and the Executive Vice President of the Company. Mr. Trynin has been a Director of the Company since August 2005. He is a graduate of Harvard College and the Harvard Law School. He is a former Assistant United States Attorney for the Eastern District of New York, an officer in the Judge Advocate General's Department, United States Air Force, and has been in private practice in New York. In 1962, he joined Amerada Hess Corporation where he rose to the position of Senior Vice President, International Exploration and Production, after holding positions as Executive Assistant to the Chairman of the Board and Vice President and General Counsel. Since his retirement from Amerada Hess in 1986, Mr. Trynin has served on several Boards of Directors of for-profit and non-profit organizations including Merit Oil Company, Benson Petroleum, Ltd., and the Meadville Corporation. He is presently a permanent member of the Board of Overseers of Judson Realty, Inc., and a member of the Board of Trustees of the Shelter Island Association.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors has selected the accounting firm of Vasquez & Company, LLP, to be the Company's Independent Registered Public Accounting Firm to audit the books and records of the Company and its subsidiaries for the Fiscal year ending September 30, 2007. Vasquez & Company, LLP, has been the Company's Independent Registered Public Accounting Firm since November 2004. In that capacity, it has audited the books and records of the Company for the Company's Fiscal years commencing in 2003. Other than providing audit services, there is no material relationship between Vasquez & Company, LLP, and the Company. Vasquez & Company, LLP, is certified by the Public Company Accounting Oversight Board (PCAOB) as required under the Sarbanes Oxley Act of 2002 and is considered well qualified.

      In Fiscal years 2005 and 2006, the Company paid Vasquez & Company, LLP, the following compensation:

                   Financial Information
                     System Design and     All Other Fees
Year   Audit Fee    Implementation Fees         (1,2)        Total
----   ---------   ---------------------   --------------   -------
2005    $45,000              $0                $24,086      $69,086
2006    $64,740              $0                $30,255      $94,995

(1) The Company paid Vasquez & Company, LLP, the following fees in addition to its fee for the Annual Audit of the Company for Fiscal year 2005: (i) $21,000 for its review of the Company's quarterly reports on Form 10-QSB; and (ii) $3,086 in expense reimbursement.

(2) The Company paid Vasquez & Company, LLP, the following fees in addition to its fee for the Annual Audit of the Company for Fiscal year 2006: (i) $21,000 for its review of the Company's quarterly reports on Form 10-QSB; (ii) $6,255 for its review of the Company's response to certain SEC comments in respect to prior filings; and (iii) approximately $3,000 in expense reimbursement.

      The Audit Committee recommends that the Shareholders ratify the selection of Vasquez & Company, LLP, to be the Company's Independent Registered Public Accounting Firm for the Company's Fiscal year ending September 30, 2007. The Board of Directors believes that the terms of the retention letter with Vasquez & Company, LLP, is consistent with maintaining Vasquez & Company, LLP's, independence. The Board of Directors further believes the retention of Vasquez & Company, LLP, is in full compliance with the provisions of the Sarbanes Oxley Act of 2002 relating to auditor independence.

Required Vote

      The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Vasquez & Company, LLP, as the Company's Independent Registered Public Accounting Firm.

      The shares represented by the enclosed proxy will be voted at the Annual Meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the retention of Vasquez & Company, LLP. A majority of the shares voting at the Annual Meeting is required for the retention of Vasquez & Company, LLP.

      A representative of Vasquez & Company, LLP, the Company's Registered Independent Public Accounting Firm for the past four years, is not expected to be present at the Annual Meeting.

                                 CODE OF ETHICS

      On December 9, 2005, the Board of Directors passed a Code of Ethics for the Company. A copy of the Company's Code of Ethics was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on January 16, 2007. Each member of the Board of Directors and each officer of the Company certify annually that he has read the Code of Ethics and agrees to abide thereby.

      The Company will, at no charge to its Shareholders, provide additional copies of the Code of Ethics to any one whom so requests. Any request should be sent to the Company's Secretary at the following address:

                                        Daleco Resources Corporation
                                        Attention:  Corporate Secretary
                                        17 Wilmont Mews, 5th Floor
                                        West Chester, PA 19382

                            SARBANES OXLEY COMPLIANCE

      The Sarbanes Oxley Act of 2002 ("SOX") was enacted to ensure corporate compliance with basic rules of ethical conduct and fair and proper reporting of corporate financial matters.

      While the enactment of SOX and changes promulgated by the Securities and Exchange Commission ("SEC") in furtherance of SOX achieve the goals and intent of the SOX, its one-size-fits-all philosophy often does not properly deal with all corporations subject to the SOX.

      We believe that the Company is one of these corporations. As noted in the Company's Annual Report on Form 10-KSB, as filed with the SEC, as of January 16, 2007, the Company only had eight employees, all of whom are employed by Daleco Resources Corporation.

      Two employees at the Company's principal office in West Chester, Pennsylvania, Mr. Novinskie, President and Chief Financial Officer, and Mr. Blackstone, the Controller, keep all financial records for the Company and its subsidiaries. All financial matters, accounting principles and compliance issues are reviewed with the Company's Board of Directors and discussed by either the Board of Directors or Audit Committee with the Company's independent registered public accounting firm and outside counsel.

      Additionally, the Company's Audit Committee is composed of directors with substantial business experience (See "Business Experience" above). Lord Gilbert's qualifications enable him to qualify as an "audit committee financial expert." Messrs. Amir's, Pipkin's and Trynin's business experience also gives them substantial insight and familiarity with financial matters. Any non-audit uses of the Company's independent registered public accounting firm would require pre-approval by the Audit Committee and would have to be in compliance with the standards for an accountant's independence established by SOX and the PCAOB.

      The Company is open to Shareholder's recommendations/nominations to the Board of Directors. Currently, four separate groups within the Company may select directors. Under the Merger Agreement with Clean Age Minerals, Inc., the former Clean Age Mineral, Inc.'s, shareholders have the right to nominate two directors. The Clean Age Mineral, Inc., shareholders have not nominated anyone to stand for election at this Annual Meeting. Terra Silex Holdings, LLC, is entitled to nominate one person to serve as a director of the Company. Terra Silex Holdings, LLC, has not nominated anyone to stand for election at this Annual Meeting. The third group is the Company's Shareholders and the fourth group is the existing Directors.

      By reason of the existing methods of selecting nominees for the Board of Directors, the Company believes it is in full compliance with the SOX.

      Shareholders are free to, and do, communicate directly with both the officers and directors of the Company. No constraint is placed on any Shareholder's communication. Often, the Shareholders will request to speak with the President and/or Chief Executive Officer of the Company for specific information. All such requests for information are usually discussed with counsel prior to release or the requesting party is referred to the Company's published and/or filed reports.

      The Company's website is WWW.DALECORESOURCES.COM. Additional information pertaining to the Company is posted on the Company's website or is available directly from the Company. Any request should be sent to the Company's Secretary at the following address:

                                        Daleco Resources Corporation
                                        Attention:  Corporate Secretary
                                        17 Wilmont Mews, 5th Floor
                                        West Chester, PA 19382

                             EXECUTIVE COMPENSATION

      For the period ending September 30, 2006, the Company had seven full-time employees. The following table sets forth the compensation paid its four highest paid officers for the past four years. (2)

Summary Compensation Table

                                                                         Long Term Compensation
                                                                ----------------------------------------
                                                                          Awards               Payouts
                                                                -------------------------   ------------
                                                                    (f)           (g)
         (a)                                          (e)       Restricted    Securities                        (i)
       Name and          (b)     (c)      (d)    Other Annual      Stock      Underlying         (h)         All other
  Principal Position    Year    Salary   Bonus   Compensation    Award(s)    Options/SARs   LTIP Payouts   Compensation
---------------------   ----   -------   -----   ------------   ----------   ------------   ------------   ------------
                                 ($)      ($)         ($)           ($)          (#)             ($)            ($)
Dov Amir (2)            2003   100,000     0           0            0             0               0              0
Chairman of the
Board of Directors
and CEO

Dov Amir (2)            2004   100,000     0           0            0             0               0              0
Chairman of the
Board of Directors
and CEO

Dov Amir (2)            2005   100,000     0           0            0             0               0              0
Chairman of the
Board of Directors
and CEO

Dov Amir (2)            2006   100,000     0           0            0             0               0              0
Chairman of the
Board of Directors

Stephan V.              2005     (1)      (1)          0            0             0               0              0
Benediktson (1)
Chief Executive
Officer

Stephan V.              2006     (1)      (1)          0            0             0               0              0
Benediktson (1)
Chief Executive
Officer

Gary J. Novinskie (2)   2003   100,000     0           0            0             0               0              0
President, COO and
CFO

Gary J. Novinskie (2)   2004   100,000     0           0            0             0               0              0
President, COO and
CFO

Gary J. Novinskie (2)   2005   100,000     0           0            0             0               0              0
President, COO and
CFO

Gary J. Novinskie (2)   2006   100,000     0           0            0             0               0              0
President, COO and
CFO

                                                                         Long Term Compensation
                                                                ----------------------------------------
                                                                          Awards               Payouts
                                                                -------------------------   ------------
                                                                    (f)           (g)
         (a)                                          (e)       Restricted    Securities                        (i)
       Name and          (b)     (c)      (d)    Other Annual      Stock      Underlying         (h)         All other
  Principal Position    Year    Salary   Bonus   Compensation    Award(s)    Options/SARs   LTIP Payouts   Compensation
---------------------   ----   -------   -----   ------------   ----------   ------------   ------------   ------------
                                 ($)      ($)         ($)           ($)          (#)             ($)            ($)
David L. Matz (3)
Vice President -        2006    59,000     0           0             0             0              0              0
Oil and Gas

Richard A. Thibault
(4)
Vice President -        2006    70,000     0           0             0             0              0              0
Minerals

Nathan K. Trynin (1)    2005     (1)      (1)          0             0             0              0              0
Vice Chairman of the
Board of Directors
and Executive Vice
President

Nathan K. Trynin (1)    2006     (1)      (1)          0             0             0              0              0
Vice Chairman of the
Board of Directors
and Executive Vice
President

(1) Effective August 1, 2005, the Company entered into employment contracts with Mr. Stephan V. Benediktson, Chief Executive Officer of the Company, and Mr. Nathan Trynin, Vice Chairman of the Board of Directors and Executive Vice President, copies of which are set forth on Exhibits 10.41 and 10.42 to the Company's Annual Report on Form 10-KSB and as filed with the SEC on Form 8-K on or about September 15, 2005. Under the terms of their employment agreements, neither party is entitled to a salary unless and until the Company raises a minimum of $1,000,000, exclusive of debt. Once the $1,000,000 or more is raised, Mr. Benediktson's salary will be $10,000 per month and Mr. Trynin's salary will be $5,000 per month. Each of Mr. Benediktson and Mr. Trynin were given the right to acquire stock of the Company at the average of the bid and ask closing price for the five trading days prior to the effective dates of their contract. Each party exercised that right.

      In accordance with the provisions of Paragraph 12 of Mr. Benediktson's and Mr. Trynin's employment agreements, each is entitled to receive a bonus based on the increase, if any of the value of the Company's shares over the prior year. The bonus is computed using the formula set forth Paragraph 12 (a) in their respective employment agreements. Based on the performance of the Company's stock between July 1, 2005, and June 30, 2006, Mr. Benediktson was entitled to a bonus of approximately $630,000 and Mr. Trynin was entitled to a bonus of approximately $320,000. The bonus, if any, to which Mr. Benediktson and Mr. Trynin are entitled, is to be placed in escrow for one year. At the end of the second year, another calculation shall be performed, using the formula set forth in Paragraph 12(b). If, as a result of the calculation in the second year a bonus is to be paid, then the amounts placed in escrow shall be released to Mr. Benediktson and Mr. Trynin and the new bonus amount, if any, shall be placed in escrow. This procedure shall be followed for each year in which Mr. Benediktson's and Mr. Trynin's employment agreements are in effect. Should an employment agreement not be renewed, then the employee shall be entitled to receive any amounts then held in escrow.

(2) During Fiscal years 2003, 2004 and 2005, Messrs. Amir and Novinskie received only a portion of their salaries with the remainder accrued as indicated in the Company's audited financial statements for the periods ending September 30, 2003, September 30, 2004, September 30, 2005 and September 30, 2006. See Footnote 8 to the Company's audited financial statements.

(3) Mr. Matz joined the Company on January 4, 2006, at an annual salary of $80,000 per year.

(4) Mr. Thibault joined the Company as of January 15, 2006, at an annual salary of $100,000 per year. Mr. Thibault's salary was increased to $136,000 per annum by the Board of Directors on September 19, 2006.

      The following table contains information regarding options granted during the year ended September 30, 2006, to Daleco's named executive officers:

                   TABLE OF TOTAL OPTION/WARRANTS/SAR/GRANTS
                   ISSUED TO EMPLOYEES IN LAST FISCAL YEAR (1)

                                                               % of Total       Exercise or
                             No. of Securities Underlying    Issuances in FY     Base Price
Name                         Options/Warrants Granted (#)   To Employees (%)   ($ per Share)     Expiration Date
--------------------------   ----------------------------   ----------------   -------------   ------------------
Dov Amir (2)                            200,000                   12.1%            $0.75       September 18, 2009
Stephan V. Benediktson (3)              200,000                   12.1%            $0.75       September 18, 2009
David L. Matz (4)                       250,000                   15.2%            $0.47        January 3, 2013
David L. Matz (4)                        50,000                    3.0%            $0.75       September 18, 2009
Gary Novinskie (5)                      200,000                   12.1%            $0.75       September 18, 2009
Richard A. Thibault (6)                 500,000                   30.3%            $0.48        January 14, 2013
Richard A. Thibault (6)                  50,000                    3.0%            $0.75       September 18, 2009
Nathan K. Trynin(7)                     200,000                   12.1%            $0.75       September 18, 2009

(1)   Daleco has not issued any Stock Appreciation Rights.

(2) On September 19, 2006, the Board of Directors granted Mr. Amir an option for 200,000 shares of common stock at $0.75 per share expiring on September 18, 2009. This grant immediately vested Mr. Amir in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(3) On September 19, 2006, the Board of Directors granted Mr. Benediktson an option for 200,000 shares of common stock at $0.75 per share expiring on September 18, 2009. This grant immediately vested Mr. Benediktson in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(4) Mr. Matz joined the Company on January 4, 2006 ("Effective Date"). Mr. Matz was granted options for 250,000 shares at $0.47 per share. The options shall not be exercisable after the earlier of: (i) the expiration of seven years from the Effective Date, or (ii) two years from the date the Employee ceases to be employed by the Company. The options vest over three years, with 50% being vested on the second anniversary of the Effective Date, and 25% on each of the second and third anniversaries of the Effective Date. On September 19, 2006, the Board of Directors granted Mr. Matz an option for 50,000 shares of common stock at $0.75 per share expiring on September 18, 2009, This grant immediately vested Mr. Matz in an option for 25,000 shares of common stock, with an option for 12,500 of common stock vesting on the first anniversary of the award date and the remaining option for 12,500 shares of common stock vesting on the second anniversary of the award date.

(5) On September 19, 2006, the Board of Directors awarded Mr. Novinskie an option for 200,000 shares of common stock at $0.75 per share expiring on September 18, 2009. This grant, immediately vested Mr. Novinskie in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(6) Pursuant to the terms of his employment agreement dated March 10, 2006, but effective as of January 15, 2006 ("Effective Date"), Mr. Thibault was granted options for 500,000 shares at $0.48 per share. The options shall not be exercisable after the earlier of: (i) the expiration of seven years from the Effective Date, or (ii) two years from the date the Employee ceases to be employed by the Company. The options vest over three years, with 50% being vested on the first anniversary of the Effective Date, and 25% on each of the second and third anniversaries of the Effective Date. On September 19, 2006, the Board of Directors granted Mr. Thibault an option for 50,000 shares of common stock at $0.75 per share expiring on September 18, 2009. This grant, immediately vested Mr. Thibault in an option for 25,000 shares of common stock, with an option for 12,500 shares of common stock vesting on the first anniversary of the award date and the remaining option for 12,500 shares of common stock vesting on the second anniversary of the award date.

(7) On September 19, 2006, the Board of Directors granted Mr. Trynin an option for 200,000 shares of common stock at $0.75 pr share expiring on September 18, 2009. This grant immediately vested Mr. Trynin in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

      The following table contains information regarding options exercised in the year ended September 30, 2006, and the number of shares of common stock underlying options held as of September 30, 2006, by Daleco's named executive officers:

                    AGGREGATED OPTIONS/WARRANTS/SAR EXERCISES
                             IN LAST FISCAL YEAR AND
                 FISCAL YEAR END OPTIONS/WARRANTS/SAR VALUES (1)

                                                     Number of Securities          Value of Unexercised
                                                   Underlying Unexercised              In-the-Money
                          Shares                    Options/Warrants/SARs         Options/Warrants/SARs
                        Acquired on     Value           at FY-End (1)                 at FY-End (8)
                       Exercise (2)   Realized               (#)                           ($)
                       ------------   --------   ---------------------------   ---------------------------
Name                        (#)          ($)     Exercisable   Unexercisable   Exercisable   Unexercisable
--------------------   ------------   --------   -----------   -------------   -----------   -------------
Dov Amir (2)              45,455         --        600,000        100,000        $95,000             --
Stephan V.
  Benediktson (3)              0         --        300,000        100,000             --             --
David L. Matz (4)              0         --        150,000        150,000        $31,250        $31,250
Gary Novinskie (5)             0         --        600,000        100,000        $95,000             --
Richard A
  Thibault (6)                 0         --        275,000        275,000        $60,000        $60,000
Nathan K. Trynin (7)           0         --        300,000        100,000             --             --

(1)   Daleco has granted no Stock Appreciation Rights.

(2) In October 2005, Mr. Amir exercised warrants for 45,455 shares received in July 1998 as consideration for a loan of $25,000 to the Company. The warrants had an exercise price of $0.55 per share. At the time of the exercise, the estimated fair market value of the Company's common stock was $0.48. Therefore, Mr. Amir did not recognize any value upon the exercise of the option. Pursuant to the terms of his Key Man Agreement, Mr. Amir received an option to purchase 500,000 shares at $0.526 per share expiring three years after the option became fully vested. The option expires on October 1, 2007. On September 19, 2006, the Board of Directors granted Mr. Amir an option for 200,000 shares of common stock at $0.75 per share expiring on September 18, 2009. This grant immediately vested Mr. Amir in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(3) Mr. Benediktson has warrants for 100,000 shares at $1.00 per share expiring on September 16, 2007 ("Participation Warrants"), and warrants for 100,000 shares at $2.00 per share expiring on September 16, 2008 ("Contingent Warrants"). The Contingent Warrants are exercisable only if the holder has timely exercised the Participation Warrants. On September 19, 2006, the Board of Directors granted Mr. Benediktson an option for 200,000 shares of common stock at $0.75 expiring on September 18, 2009. This grant immediately vested Mr. Benediktson in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(4) Mr. Matz joined the Company on January 23, 2006 ("Effective Date"). Mr. Matz was granted options for 250,000 shares at $0.47 per share. The options shall not be exercisable after the earlier of: (i) the expiration of seven years from the Effective Date, or (ii) two years from the date the Employee ceases to be employed by the Company. The options vest over three years, with 50% being vested on the first anniversary of the Effective Date, and 25% on each of the second and third anniversaries of the Effective Date. On September 19, 2006, the Board of Directors granted Mr. Matz an option for 50,000 shares of common stock at $0.75 expiring on September 18, 2009. This grant immediately vested Mr. Matz in an option for 25,000 shares of common stock, with an option for 12,500 of common stock vesting on the first anniversary of the award date and the remaining option for 12,500 shares of common stock vesting on the second anniversary of the award date.

(5) Pursuant to the terms of his Key Man Agreement, Mr. Novinskie received an option to purchase 500,000 shares at $0.526 per share expiring three years after the option became fully vested. The option expires on October 1, 2007. On September 19, 2006, the Board of Directors awarded Mr. Novinskie 200,000 shares of common stock at $0.75 per share expiring on September 18, 2009. This grant immediately vested Mr. Novinskie in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(6) Pursuant to the terms of his employment agreement dated March 10, 2006, but effective as of January 15, 2006 ("Effective Date"), Mr. Thibault was granted options for 500,000 shares at $0.48 per share. The options shall not be exercisable after the earlier of: (i) the expiration of seven years from the Effective Date, or (ii) two years from the date the Employee ceases to be employed by the Company. The options vest over three years, with 50% being vested on the first anniversary of the Effective Date, and 25% on each of the second and third anniversaries of the Effective Date. On September 19, 2006, the Board of Directors granted Mr. Thibault an option for 50,000 shares of common stock at $0.75 expiring on September 18, 2009. This grant immediately vested Mr. Thibault in an option for 25,000 shares of common stock, with an option for 12,500 shares of common stock vesting on the first anniversary of the award date and the remaining option for 12,500 shares of common stock vesting on the second anniversary of the award date.

(7) Mr. Trynin has warrants for 100,000 shares at $1.00 per share expiring on September 16, 2007 ("Participation Warrants"), and warrants for 100,000 shares at $2.00 per share expiring on September 16, 2008 ("Contingent Warrants"). The Contingent Warrants are exercisable only if the holder has timely exercised the Participation Warrants. On September 19, 2006, the Board of Directors ranted Mr. Trynin an option for 200,000 shares of common stock at $0.75 expiring on September 18, 2009. This grant immediately vested Mr. Trynin in an option for 100,000 shares of common stock, with an option for 50,000 shares of common stock vesting on the first anniversary of the award date and the remaining option for 50,000 shares of common stock vesting on the second anniversary of the award date.

(8) The values of the unexercised in-the-money options were calculated by determining the difference between the estimated fair market value of the common stock ($0.72 per share) underlying the options and the exercise price of the options as of September 30, 2006.

                            ISSUER'S STOCK PURCHASES
                       IN FOURTH QUARTER OF FISCAL 2005(1)

                   Purchase        Purchases
     Month       Common Stock   Preferred Stock   Price ($)
--------------   ------------   ---------------   ---------
July 2006              0               0              --
August 2006            0               0              --
September 2006         0               0              --

(1) The Company has not made any purchases of its stock either on the open market or through a repurchase program.

                            COMPENSATION OF DIRECTORS

      The Board of Directors does not pay fees to Directors, but does reimburse Directors for actual costs of travel and lodging incurred in connection with the Director's attendance at a meeting of the Board.

                                  ANTI-TAKEOVER

      The Board of Directors has not adopted any anti-takeover amendments, but reserves the right to do so. There are presently issued and outstanding 145,000 shares of Series B Preferred Stock, par value $0.01, with a stated value of $10.00 per share, and 42,354,676 shares of Common Stock, par value $0.01. This leaves 19,855,000 shares of preferred stock, authorized but unissued, and 57,645,324 shares of Common Stock, authorized but unissued, available as an anti-takeover device, without giving effect to: (i) the exercise of all outstanding options and warrants held by Management (including members of the Board of Directors) totaling 4,450,000 shares and warrants for 400,000 shares of Common Stock (See "Principal Holders of Voting Securities" and "Security Ownership of Management"), and (ii) a maximum of 1,160,000 shares of Common Stock into which the remaining 145,000 shares Series B Preferred Shares may be converted. For a list of all outstanding warrants and options see Footnote 11 to the Company's Audited Financial Statements for the Fiscal year ending September 30, 2006. There are a total of 14,422,305 options and warrants, including those held by management, outstanding as of September 30, 2006. While the issuance of these potentially available shares are all possible mechanisms which might be considered by the Board of Directors to frustrate a hostile takeover of the Company, the Board of Directors has not considered taking such actions, and no anti-takeover action has been put into effect.

      At the Company's Annual Meeting in March 2004, the Shareholders approved the Company's Nonqualified Independent Director Stock Option Plan ("Plan") for award of incentive options to outside directors of the Company. The options granted by this Plan would vest upon certain conditions, one of which would be the merger with or acquisition of the Company with another entity. While the vesting provisions may be deemed by some to be an anti-takeover device, the Plan has not been proposed or viewed by Management in that context. An option for 200,000 shares, with an exercise price of $0.43 per share, was awarded to Mr. Pipkin and an option for 200,000 shares, with an exercise price of $0.48, was awarded to Mr. Maxwell during Fiscal year 2006 and such options remain unexercised as of January 16, 2007. Options for 350,000 shares with an exercise price of $0.85 per share were granted under the terms of the Plan prior to Fiscal 2006 and such options remain unexercised as of January 16, 2007.

                                  OTHER MATTERS

      The Board of Directors knows of no other matter to be brought before the Annual Meeting of Shareholders. Should any other matter be properly raised at the meeting, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment as to each such matter raised.

                           INCORPORATION BY REFERENCE

      The Company incorporates herein by reference the audited financial statements of the Company as set forth in the Annual Report distributed to each Shareholder with this Proxy Statement.

                            EXPENSES OF SOLICITATION

      The expenses associated with the preparation, assembling, printing and mailing of the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by the Company.

Dated: January 26, 2007                 By Order of the Board of Directors


                                        /s/ Gary J. Novinskie
                                        ----------------------------------------
                                        Gary J. Novinskie
                                        President

                          DALECO RESOURCES CORPORATION
                           17 Wilmont Mews, 5th Floor
                             WEST CHESTER, PA 19382

                                   ----------

                  NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

      The Annual Meeting of Shareholders of Daleco Resources Corporation will be held at the Sheraton Inn, 707 East Lancaster Pike (Route 30), Frazer, Pennsylvania 19355, at 10:00 a.m. local time, to consider the following matters:

      At the meeting, Shareholders will be asked to:

      1. Elect six directors;

      2. Ratify the selection of Vasquez & Company, LLP, as the Company's Independent Registered Public Accounting Firm for 2007;

      3. Consider any other business properly brought before the meeting.

      The close of business, January 16, 2007, was the record date for determining Shareholders entitled to vote at the Annual Meeting. For a period of 10 days prior to the Annual Meeting, a list of those Shareholders will be available for inspection at the offices of the Company, 17 Wilmont Mews, 5th Floor, and West Chester, Pennsylvania, 19382. Such list also will be available at the Annual Meeting.

      Your vote is important. Please vote as soon as possible.

                                             By Order of the Board of Directors,


                                             /s/ Richard W. Blackstone
                                             -----------------------------------
                                             Secretary

                          DALECO RESOURCES CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                                  March 7, 2007

                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned hereby appoints William Pipkin and Stephan V. Benediktson and each of them, jointly and severally, proxies with full power of substitution to vote, as designated below, all shares of Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Daleco Resources Corporation to be held on March 7, 2007, at the Sheraton Inn, 707 East Lancaster Pike (Route 30), Frazer, Pennsylvania 19355, at 10:00 a.m. local time, or any adjournment thereof.

         PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING. |_|

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        DATED: ________________, 2007

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                                       (Signature)

IMPORTANT: Please sign on the signature line exactly as your name is printed on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner. If you are voting as a proxy, please so indicate and attach your authorization.

If instructions are not given in the spaces provided, the shares represented by this Proxy, duly executed, will be voted (i) in favor of Management's Proposals for the election of directors named in Proposal 1, (ii) in favor of the appointment of Vasquez & Company, LLP, or such other Independent Registered Public Accounting Firm as recommended by the Audit Committee of the Board of Directors as the Company's Independent Registered Public Accounting Firm; and
(iii) in the discretion of the persons appointed proxies hereby as to any other business that may properly come before the meeting and any adjournment thereof in Proposal 3.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING MANAGEMENT PROPOSALS

1.    Election of DIRECTORS for a term expiring in 2008:

Name of Nominee          For   Against   Abstain
----------------------   ---   -------   -------
Dov Amir
Stephan V. Benediktson
Lord Gilbert [John)
Charles T. Maxwell
William Pipkin
Nathan K. Trynin

2. Proposal to RATIFY THE SELECTION OF Vasquez & Company, LLP, as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2007.

                         FOR |_| AGAINST |_| ABSTAIN |_|

3. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment thereof.

                         FOR |_| AGAINST |_| ABSTAIN |_|


                                      -2-